LAUDUS INSTITUTIONAL TRUST

Laudus Mondrian Institutional Funds

Laudus Mondrian Institutional Emerging Markets Fund and

Laudus Mondrian Institutional International Equity Fund

Supplement dated October 1, 2014, to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2014

This supplement provides new and additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The Board of Trustees of the Trust (the “Board”) has determined that it is in the best interests of each of the Laudus Mondrian Institutional Emerging Markets Fund and Laudus Mondrian Institutional International Equity Fund (“Laudus Mondrian Institutional Funds”) and their respective shareholders to reorganize into the Institutional Shares class of Laudus Mondrian Emerging Markets Fund and Laudus Mondrian International Equity Fund (“Laudus Mondrian Funds”), respectively. Accordingly, the Board has approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of each of the Laudus Mondrian Institutional Funds into the corresponding Laudus Mondrian Fund.

The Plan of Reorganization approved by the Board sets forth the terms by which each of the Laudus Mondrian Institutional Funds will transfer its assets and liabilities to the corresponding Laudus Mondrian Fund in exchange for shares of the Laudus Mondrian Fund, and subsequently distribute those Laudus Mondrian Fund shares to shareholders of the Laudus Mondrian Institutional Funds (the “Reorganization”). After the Reorganization is consummated, shareholders of the Laudus Mondrian Institutional Emerging Markets Fund will become shareholders of the Institutional Class of the Laudus Mondrian Emerging Markets Fund and shareholders of the Laudus Mondrian Institutional International Equity Fund will become shareholders of the Institutional Class of the Laudus Mondrian International Equity Fund. The Reorganization is intended to be tax-free, meaning that shareholders of each of the Laudus Mondrian Institutional Funds will become shareholders of the corresponding Laudus Mondrian Fund without realizing any gain or loss for federal income tax purposes and the Reorganization will be tax-free.

Shareholder approval of the Reorganization is not required. Shareholders of the Laudus Mondrian Institutional Funds will receive a prospectus/information statement prior to the Reorganization that describes the investment objective, strategies, expenses and risks of an investment in each of the Laudus Mondrian Funds; compares for each Laudus Mondrian Institutional Fund the investment objective, strategies, expenses and risks to those of the corresponding Laudus Mondrian Fund; and provides further details about the Reorganization. It is expected that the Reorganization will occur during the first quarter of 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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